Statements of Changes in Members' Equity (USD $)	Preferred A Units [Member]	Capital Units [Member]	Retained Earnings [Member]	Total
Balance at Dec. 31, 2009	$ 1,854,428	$ 49,839,281	$ (16,074,618)	$ 35,619,091
Sale of units	75	0	0	75
Net loss	0	0	(2,086,586)	(2,086,586)
Balance at Dec. 31, 2010	1,854,503	49,839,281	(18,161,204)	33,532,580
Issuance of 120 Class A units	96,000	0	0	96,000
Net loss	0	0	(781,940)	(781,940)
Balance at Dec. 31, 2011	$ 1,950,503	$ 49,839,281	$ (18,943,144)	$ 32,846,640